Pinnacle Sherman Multi-Strategy Core Fund Class A Shares APSHX Class C Shares CPSHX Class I Shares IPSHX

Pinnacle TrendRating Innovative Equity Fund

Class A APTRX

Class C CPTRX

Class I IPTRX

(collectively, the “Funds”)

each a series of Northern Lights Fund Trust III

Supplement dated August 4, 2021 to

the Prospectus and Statement of Additional Information dated February 1, 2021

On March 15, 2021, U. S. Bank, N.A. (“U.S. Bank”) acquired the securities custody services of MUFG Union Bank, N.A. (“MUFG Union Bank”). As a result, on July 31, 2021, U.S. Bank began serving as custodian to the Funds. U.S. Bank is located at 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212. Any references to MUFG Union Bank as custodian to the Funds in the Prospectus and SAI are hereby replaced with U.S. Bank.

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You should read this Supplement in conjunction with the Funds’ Prospectus and Statement of Additional Information dated February 1, 2021. This document provides information that you should know about the Funds before investing and has been filed with the Securities and Exchange Commission. This document is available upon request and without charge by calling the Funds toll-free at 1-888-985-9830.

Please retain this Supplement for future reference.